SCUDDER
                                                                     INVESTMENTS


--------------------------------------------------------------------------------
EQUITY/DOMESTIC
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Scudder Small
Company Value Fund

Semiannual Report
January 31, 2001

For investors seeking long-term growth of capital by investing primarily in undervalued common stocks of small U.S. companies.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       10  Portfolio Management Discussion

                       15  Glossary of Investment Terms

                       16  Investment Portfolio

                       26  Financial Statements

                       29  Financial Highlights

                       31  Notes to Financial Statements

                       39  Officers and Trustees

                       40  Investment Products and Services

                       42  Account Management Resources

Scudder Small Company Value Fund

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Class AARP                     ticker symbol SSCOX           fund number 178

Class S                        ticker symbol SCSUX           fund number 078
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Date of               o    Value stocks, after languishing through 1999 and the
Inception:                 first half of the 2000, reemerged in late 2000 after
10/6/95                    investors retreated from technology and
                           telecommunications stocks with extremely high
Total Net                  valuations.
Assets as of
1/31/01 --            o    Benefiting from the shift, Scudder Small Company
                           Value Fund's Class S shares posted a strong 20.81%
Class AARP:                total return for the fund's most recent semiannual
$3,640                     period ended January 31, 2001.

Class S:              o    Over the period, the fund outperformed the unmanaged
$184 million               Russell 2000 Value and Russell 2000 indices, which
                           posted 15.4% and 2.31% returns, respectively.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

During the latter part of the 1990s, value stocks generally produced a lackluster performance as investors turned their attention to the exciting stories and growth potential of stocks in the "new economy." In a momentum-driven environment where valuations no longer seemed to matter, growth stocks made headlines with enormous gains. At the same time, many "old economy" stocks languished despite being attractive on the basis of traditional valuation measures such as price-to-earnings and price-to-cash flow ratios.

Throughout the past year, however, we witnessed a distinct shift in the investment climate. As the high-flying growth sectors fell back to earth, investors began to search for stocks with strong current earnings and more reasonable valuations. Such issues are viewed as having lower downside risk, and are therefore more attractive in a negative market environment. As a result, the Russell 2000 Value Index produced a six-month return of 15.4% through January 31, versus a loss of 9.4% for the Russell 2000 Growth Index. This divergence underscores our long-standing view that investors should maintain adequate exposure to both groups, since it is difficult to tell which will be in favor during any given period.

Your fund produced strong performance in this semiannual period. During the six months ended January 31, 2001, Scudder Small Company Value Fund's Class S shares posted a 20.81% return, outpacing the 15.4% gain of the fund's unmanaged benchmark, the Russell 2000 Value Index. The fund also has performed well against its peers, finishing in the top 25% of funds over the trailing six-month period, according to Lipper, Inc. At the same time, we recognize that the fund has underperformed its benchmark index over longer periods. That's why the fund's management team -- in pursuing its goal of outperforming the Russell 2000 Value Index over the long term -- has taken the opportunity provided by the recent upsurge in value stocks to implement some modifications to Small Company Value Fund's investment approach. Please read the Portfolio Management Discussion that begins on page 10 for additional details.

Thank you for investing with Scudder. If you have any questions regarding Scudder Small Company Value Fund, please call us toll-free or visit us on the Web, where you will find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin

President

Scudder Small Company Value Fund

Performance Update
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                                                                January 31, 2001
--------------------------------------------------------------------------------
Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

     Scudder Small
     Company Value       Russell 2000       Russell 2000
    Fund -- Class S      Value Index*          Index*           S&P 500 Index*

10/95**    10000            10000               10000               10000
7/96       10877            11027               10773               11196
1/97       13204            13210               12710               13901
7/97       16090            15564               14371               17035
1/98       17465            16837               15007               17644
7/98       17533            16507               14701               20321
1/99       16324            15680               15055               23376
7/99       16685            16488               15791               24428
1/00       13855            15393               17724               25797
7/00       14277            17286               17963               26626
1/01       17428            19946               18379               25586

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Fund Index Comparison
--------------------------------------------------------------------------------
                                                         Total Return
                                Growth of                              Average
Period ended 1/31/2001           $10,000        Cumulative              Annual
--------------------------------------------------------------------------------
Scudder Small Company Value Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  12,449           24.49%               24.49%
--------------------------------------------------------------------------------
Life of Fund**                 $  17,248           72.48%               10.78%
--------------------------------------------------------------------------------
Russell 2000 Value Index*
--------------------------------------------------------------------------------
1 year                         $  12,958           29.58%               29.58%
--------------------------------------------------------------------------------
Life of Fund**                 $  19,466           94.66%               13.54%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                         $  10,369            3.69%                3.69%
--------------------------------------------------------------------------------
Life of Fund**                 $  18,087           80.87%               11.96%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $   9,912            -.88%                -.88%
--------------------------------------------------------------------------------
Life of Fund**                 $  27,215          172.15%               20.68%
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                                       6

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

Scudder Small Company Value Fund -- Class S
Russell 2000 Value Index*
1996*       3.50        4.26
1997       27.58       22.43
1998       32.27       27.46
1999       -6.53       -6.87
2000      -15.13       -1.83
2001       24.49       29.58


                            1996**    1997     1998    1999    2000     2001
--------------------------------------------------------------------------------
Fund Total
Return (%)                   3.50    27.58    32.27    -6.53  -15.13    24.49
--------------------------------------------------------------------------------
Index Total
Return (%)                   4.26    22.43    27.46    -6.87   -1.83    29.58
--------------------------------------------------------------------------------
Net Asset
Value ($)                   12.37    15.74    20.50    18.98   16.09    20.00
--------------------------------------------------------------------------------
Income
Dividends ($)                  .05     .04      .02      .05     .02      .03
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)              --      .01      .30      .14      --       --
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2,000 small U.S. stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on October 6, 1995.

   On October 2, 2000 existing shares of the Fund were redesignated as Class S shares. In addition the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not maintained the Fund's expenses, the total returns for the one-year and life-of-Fund periods would have been lower.

Portfolio Summary
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                                                                January 31, 2001

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Asset Allocation
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THE ORIGINAL DOCUMENT CONTAINS A PIE CHART HERE

PIE CHART DATA
                                                            The fund seeks to be
                                                           fully invested in the
                                                                       stocks of
                                                            small-capitalization
                                                                 U.S. companies.

Common Stock                95%
Cash Equivalents             5%
---------------------------------------------------
                           100%
---------------------------------------------------


--------------------------------------------------------------------------------
Stock Characteristics
--------------------------------------------------------------------------------

                             Russell                    Management's emphasis on
                              2000     Russell   S&P      stocks with attractive
Median Values       Fund      Value*    2000**  500***  valuations is evident in
-------------------------------------------------------               the fund's
Small Companies                                                  price/earnings,
($ millions)                                                    price/sales, and
------------------------------------------------------- price/book value ratios,
Market                 415       420      431    8,514      which are lower than
Capitalization                                             those for both small-
-------------------------------------------------------    and large-cap stocks.
Value Orientation
P/E Trailing Twelve  12.0x     16.1x    20.3x    21.9x
-------------------------------------------------------
Months
Price/Sales           0.6x      0.9x     1.2x     1.5x
-------------------------------------------------------
Price/Book Value      1.5x      1.6x     1.8x     3.2x
-------------------------------------------------------

* The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.

** The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(14% of the Portfolio)                                   The second half of 2000
                                                         saw a strong resurgence
                                                           for stocks with lower
                                                           earnings growth rates
                                                             than many large-cap
                                                                 stocks but more
                                                          reasonable valuations.

  1.    Cleco Corp.
        Provider of electric power

  2.    Curtiss-Wright Corp.
        Producer of precision components for aerospace, industrial and marine companies

  3.    iShares Russell 2000 Index Fund
        Mutual fund

  4.    LandAmerica Financial Group, Inc.
        Provider of property insurance services

  5.    First Federal Financial Corp.
        Provider of banking services

  6.    Northwestern Corp.
        Distributor of electricity and natural gas

  7.    Woodward Governor Co.
        Manufacturer of engine fuel delivery and control systems

  8.    Roadway Express, Inc.
        Provider of less-than-truckload shipping services

  9.    Ameron International Corp.
        Producer of fiberglass, concrete and steel-pipe systems and other construction products

 10.    Reliance Steel & Aluminum Co.
        Processor and distributor of steel and aluminum


For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                January 31, 2001

In the following interview, portfolio managers James M. Eysenbach, Calvin S. Young, and Jennifer P. Carter discuss the fund's market environment and strategy for its most recent semiannual period ended January 31, 2001.

     Q: How did Scudder Small Company Value Fund perform over the past six months?

     A: The fund performed well on an individual and competitive basis over the period. For its most recent fiscal year ended January 31, 2001, Class S shares of the fund posted a strong 20.81% return, significantly outperforming the 15.4% return of the fund's benchmark, the Russell 2000 Value Index, over the same period. The return of the Russell 2000 Index over the six-month period was 2.31%.

     Q: Value investments made a substantial comeback in 2000. Please comment on this.

     A: The ordering of performance that we've seen as of January 31, 2001 is essentially the reverse of what we saw in the early part of 2000 and at the end of 1999 where the market was driven by the so-called "TMT" (technology, media, telecommunications) stocks to what we felt were extreme valuations. The dominance of high-valuation TMT stocks started to break down in March 2000. The market leadership oscillated for several months afterwards, then value stocks really started to take hold in the second half of the year. That's why over the six-month period value stocks as represented by the Russell 2000 Value Index outperformed the Russell 2000 Index (a broad measure of small stock performance) by about 13 percentage points. And it was really a question of the market's renewed interest in stocks with generally lower earnings growth rates but much more reasonable valuations.

--------------------------------------------------------------------------------
Small-Cap Style Performance
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A MOUNTAIN CHART HERE

     Russell 2000 Value Total Return minus Russell 2000 Growth Total Return

MOUNTAIN CHART DATA (FROM 1980-2000):

Positive numbers indicate "Value Outperforming"
Negative numbers indicate "Growth Outperforming"

                  -15.46
                  -21.23
                  -27.30
                  -11.11
                  -12.21
                  -14.58
                  -15.55
                  -23.48
                  -24.90
                  -28.32
                  -37.48
                  -42.56
                  -26.88
                  -14.68
                   -6.86
                  -19.33
                  -15.50
                  -19.68
                   -5.50
                    0.54
                    8.85
                   15.43
                   16.66
                   26.59
                   24.09
                   20.83
                   21.15
                   21.99
                   19.51
                   21.88
                   16.56
                   17.01
                   16.58
                   14.24
                   14.66
                    8.49
                    7.54
                    1.38
                   -8.59
                   -7.34
                   -4.99
                  -10.96
                  -18.62
                   -9.72
                   -5.52
                   -1.33
                   11.58
                   15.05
                   18.50
                   26.23
                   27.72
                   25.08
                   23.51
                   23.42
                   23.81
                   20.99
                   18.93
                   20.13
                   17.96
                   20.01
                   18.10
                   12.50
                    9.71
                    8.16
                    9.56
                    7.50
                    9.41
                    6.10
                    9.96
                    7.73
                    4.94
                    0.77
                    0.04
                    0.80
                    1.87
                    1.47
                   -3.03
                   -2.23
                   -3.82
                    0.69
                    1.76
                    3.63
                    1.97
                    2.25
                    3.83
                    3.28
                    0.98
                    0.19
                    2.81
                    3.96
                    5.27
                    3.97
                    1.69
                   -3.04
                    5.61
                    7.24
                    3.37
                    8.94
                   10.51
                    9.70
                    9.50
                    9.65
                    9.52
                    9.51
                   10.78
                   10.68
                    8.06
                    6.41
                    9.10
                    3.82
                    5.31
                    5.67
                    4.74
                    2.44
                    4.94
                    1.23
                   -2.48
                   -4.00
                   -6.21
                   -8.43
                   -7.74
                   -3.54
                   -6.04
                   -6.62
                   -5.59
                   -8.34
                  -11.29
                   -8.63
                   -4.55
                   -2.00
                   -2.05
                   -4.08
                   -4.36
                   -9.31
                   -9.18
                   -8.14
                   -5.53
                   -1.74
                    1.34
                   -0.96
                   -6.26
                  -10.79
                  -14.95
                   -7.43
                   -9.48
                   -7.67
                   -1.58
                    4.51
                    7.43
                   10.62
                   11.92
                   14.73
                   17.31
                   18.12
                   19.65
                   17.10
                   21.37
                   24.33
                   25.60
                   23.17
                   18.99
                   12.91
                   10.38
                   10.29
                    7.35
                    7.39
                    8.85
                   13.24
                   10.48
                    6.84
                   -0.07
                    0.59
                    0.64
                    5.87
                    6.72
                    6.43
                    4.0
                    3.25
                    0.84
                   -0.69
                    0.88
                    1.50
                    0.56
                   -3.78
                   -3.18
                   -4.72
                  -11.19
                  -17.07
                  -10.54
                   -9.61
                   -4.63
                   -5.59
                   -5.29
                   -5.46
                   -8.0
                   -4.78
                  -13.08
                  -17.85
                   -5.37
                    7.63
                    2.82
                    0.87
                    6.25
                    9.64
                   10.11
                    7.43
                   18.34
                   21.80
                   28.11
                   26.03
                   23.64
                   15.88
                   17.29
                   19.30
                   16.01
                   16.52
                   18.84
                   18.72
                    7.95
                    1.97
                   -1.93
                   10.82
                    6.69
                    7.36
                   14.34
                   12.04
                    8.17
                    0.90
                   -7.68
                  -14.11
                   -7.70
                  -10.99
                  -11.56
                  -13.45
                  -14.01
                  -14.64
                  -29.22
                  -26.8
                  -28.56
                  -34.08
                  -44.58
                  -37.49
                  -72.26
                  -45.79
                  -26.99
                  -19.95
                  -29.32
                  -16.28
                  -25.38
                  -14.31
                    1.14
                   28.34
                   45.26
                   44.97

               Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

     Q: How did the fund's selection process help it to outperform the index?

     A: Having maintained a strong valuation discipline, one of looking for inexpensive stocks with stable or improving fundamentals and acceptable risk characteristics, the fund was well-positioned to benefit from the rebound in value stocks. In particular, very strong performance in the fund's health care, financial, and technology holdings helped performance. Our holdings were up over 30% in each of those sectors and outperformed the benchmark's returns in those sectors. We also benefited from the fact that in the worst performing sector of the index, communications, our holdings outperformed.

     Q: Why did those particular sectors perform well? The fact that the fund benefited from holding technology stocks seems surprising.

     A: The key was generally more attractive valuations, but there were some differences among the three sectors. Health care had displayed strong performance as far back as late 1999 and continued to hold up well through January 2001. Many investors concerned about a weakening economy and selling out of plummeting technology stocks perceived the health care sector as having more stable earnings. In the case of financials, many of those stocks began to benefit when the market perceived a shift in the Federal Reserve's stance from fighting inflation to concern over the slowing economy (with accompanying cuts in interest rates). Of course technology as a group was hard hit in 2000, but select stocks with more attractive valuations held up well. You might ask how this is possible when the sector as a whole was hit so hard. The answer goes back to what we've said in the past -- the market rally in the late 1990s and early in 2000 was very narrowly based: A very small band of technology, telecommunications, and health care stocks drove performance. And the so-called "new economy" Internet-based technology companies are the ones that really collapsed in 2000. But other technology companies that had been profitable and continue to be profitable held up relatively well. It should also be noted that technology represents a modest portion of the fund's portfolio, which is broadly diversified.

     Q: Which sectors detracted from performance?

     A: Our holdings didn't keep pace with the index in the capital goods, consumer staples, energy, and utilities sectors. That partially offset the strength in the other areas.

     Q: Were there any adjustments made to the fund's investment process?

     A: Following the significant recovery in value stocks, we have begun to implement a few enhancements to our investment approach designed to improve the consistency of relative performance over time. First, we have refined the fund's stock selection model and are now ranking stocks in order of preference within each sector of the broad small-cap universe. We think this method of ranking stocks provides more of an apples-to-apples comparison for our selection process. Second, we have moderated our sector bets against the fund's benchmark index. Here's what we mean by that: In the past, the fund's allocations in some sectors deviated substantially from the benchmark, contributing to a greater variability of returns. Going forward we plan to keep the fund's sector percentages closer to the benchmark and place a greater emphasis on selecting stocks within each major sector. Taken together, we believe these modifications should enhance our relative performance.

     Q: What is your outlook for value stocks and for the fund over the coming months?

     A: We believe the outlook for value is quite favorable. Even with the significant upturn we've seen in value stocks over the last six months there's still ample opportunity to identify inexpensive stocks. It's clear that the U.S. economy is slowing. Although any slowdown is likely to have some impact on all segments of the equity markets, small-cap value stocks have held up well so far in 2001. And for long-term investors (with a time horizon of five years or longer), any short-term weakness can provide good buying opportunities. That is the perspective we take as we select investments for the fund and seek to deliver the best results possible for our shareholders.

--------------------------------------------------------------------------------
                             How the fund is managed

                              Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's investment universe of approximately 2,000 small U.S. companies. Four primary factors are considered: valuation, trends in sales and earnings, price momentum, and risk. Valuation helps the fund's managers measure how inexpensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness.

                             Portfolio Construction

First, management builds a diversified portfolio of attractively rated companies. To limit individual security risk and provide trading flexibility, 200 or more securities are held in the portfolio. On an ongoing basis, a proprietary portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects. The process allows the fund's managers to keep the portfolio focused on attractively rated companies, while managing overall portfolio risk and turnover.

--------------------------------------------------------------------------------

Glossary of Investment Terms

              Market The value of a company's outstanding shares of common Capitalization stock, determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

          Over/Under  Refers to the allocation of assets -- usually by sector,
           Weighting  industry, or country -- within a portfolio relative to a benchmark index (e.g., the Russell 2000 Index), or an investment universe.

      Price/Earnings  A widely used gauge of a stock's valuation that indicates
         Ratio (P/E) what investors are paying for a company's earnings on a (also "earnings per share basis. A higher "earnings multiple" indicates a multiple")  higher expected growth rate and the potential for greater price fluctuations.

        Quantitative A systematic approach to evaluating a security based on Model its financial characteristics.

        Russell 2000  A broad measure of U.S. small-cap stock performance,
               Index defined as the smallest 2000 stocks in the Russell 3000 Index of U.S. stocks.

            Standard A statistical measure of the degree to which an Deviation investment's return tends to vary from the mean return.
                      Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

         Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                          as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------
                                                        Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Notes 4.6%
--------------------------------------------------------------------------------

 Federal Home Loan Bank, 5.7%**, 2/1/2001                              ---------
    (Cost $8,596,000) ............................      8,596,000      8,596,000
                                                                       ---------

                                                           Shares
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Common Stocks 95.4%
--------------------------------------------------------------------------------

 Consumer Discretionary 11.6%

 Apparel & Shoes 1.6%
 Brown Shoe Co., Inc. ............................         27,800        454,808
 Genesco, Inc.* ..................................          1,700         42,636
 Kellwood Co. ....................................          6,000        134,340
 Oxford Industries, Inc. .........................         51,700        960,069
 Phillips-Van Heusen Corp. .......................         50,900        657,119
 Stride Rite Corp. ...............................        111,300        833,637
                                                                       ---------
                                                                       3,082,609
                                                                       ---------
 Department & Chain Stores 2.9%
 Burlington Coat Factory Warehouse Corp. .........         28,500        564,870
 Cato Corp. ......................................         47,200        837,800
 Charming Shoppes, Inc.* .........................         80,000        560,000
 Deb Shops, Inc. .................................         51,900        827,156
 Dress Barn, Inc.* ...............................         72,200      2,138,925
 Fred's, Inc. ....................................          8,000        183,000
 Jo-Ann Stores, Inc. "A"* ........................         11,300         63,280
 Shopko Stores, Inc.* ............................         28,000        307,720
                                                                       ---------
                                                                       5,482,751
                                                                       ---------
 Home Furnishings 0.8%
 Haverty Furniture Co., Inc. .....................        115,000      1,523,750

 Hotels & Casinos 1.6%
 Anchor Gaming* ..................................          1,400         74,550
 Aztar Corp.* ....................................         66,400        806,760
 Pinnacle Entertainment, Inc.* ...................         79,100        925,470
 Prime Hospitality Corp.* ........................         93,500      1,238,875
                                                                       ---------
                                                                       3,045,655
                                                                       ---------
 Recreational Products 0.4%
 Thor Industries, Inc. ...........................         13,100        327,500


    The accompanying notes are an integral part of the financial statements.

                                                             Shares    Value ($)
--------------------------------------------------------------------------------

 WMS Industries, Inc.* .................................      20,900     418,209
                                                                       ---------
                                                                         745,709
                                                                       ---------
 Restaurants 2.3%
 Bob Evans Farms, Inc. .................................      34,600     650,913
 CBRL Group, Inc. ......................................      40,000     807,500
 CEC Entertainment, Inc.* ..............................         600      22,044
 NPC International, Inc.* ..............................      78,200     808,881
 O'Charley's, Inc.* ....................................      35,700     609,131
 Ruby Tuesday, Inc. ....................................      10,300     157,384
 Ryan's Family Steak Houses, Inc.* .....................     138,200   1,278,350
 VICORP Restaurants, Inc.* .............................       1,100      20,694
                                                                       ---------
                                                                       4,354,897
                                                                       ---------
 Specialty Retail 2.0%
 Friedman's, Inc. "A" ..................................     104,300     730,100
 Pier 1 Imports, Inc. ..................................      36,600     406,626
 Scotts Co. "A"* .......................................      10,100     434,300
 Trans World Entertainment Corp.* ......................     115,600   1,076,525
 United Auto Group, Inc.* ..............................      57,400     607,292
 United Retail Group, Inc.* ............................      55,200     386,400
                                                                       ---------
                                                                       3,641,243
                                                                       ---------
 Consumer Staples 5.7%

 Alcohol & Tobacco 0.8%
 Schweitzer-Mauduit International, Inc. ................      62,600   1,252,000
 Universal Corp. .......................................       8,400     264,600
                                                                       ---------
                                                                       1,516,600
                                                                       ---------
 Consumer Electronic & Photographic 0.5%
 Applica, Inc.* ........................................      78,600     526,620
 Salton, Inc.* .........................................      21,700     474,145
                                                                       ---------
                                                                       1,000,765
                                                                       ---------
 Consumer Specialties 0.1%
 Russ Berrie & Co., Inc. ...............................       5,400     115,074

 Food & Beverage 4.2%
 Earthgrains Co. .......................................      30,000     570,600
 International Multifoods Corp. ........................      28,100     610,332
 J & J Snack Foods Corp.* ..............................      24,300     372,094
 Lance, Inc. ...........................................      52,900     634,800
 Michael Foods, Inc. ...................................      61,200   1,801,575
 Performance Food Group Co.* ...........................       5,600     280,000
 Pilgrim's Pride Corp. .................................     121,300   1,302,762
 Pilgrim's Pride Corp. "A" .............................      54,150     433,200

    The accompanying notes are an integral part of the financial statements.

                                                         Shares       Value ($)
--------------------------------------------------------------------------------

 Ralcorp Holdings, Inc.* ..............................      600         10,008
 Riviana Foods, Inc. ..................................   88,900      1,633,538
 Wild Oats Markets, Inc.* .............................   39,500        278,969
                                                                     ----------
                                                                      7,927,878
                                                                     ----------
 Textiles 0.1%
 Springs Industries, Inc. "A" .........................    7,000        247,660
                                                                     ----------
 Health 3.8%

 Health Industry Services 2.0%
 AmeriPath, Inc.* .....................................    3,700         91,113
 DVI, Inc.* ...........................................   44,400        762,792
 Impath, Inc.* ........................................    3,800        172,425
 Laboratory Corp. of America Holdings* ................    2,620        356,896
 Parexel International Corp.* .........................    4,600         69,863
 RehabCare Group, Inc.* ...............................    1,900         69,825
 Rightchoice Managed Care, Inc.* ......................   20,200        743,764
 Stericycle, Inc.* ....................................    9,400        304,913
 Syncor International Corp.* ..........................    6,800        197,625
 US Oncology, Inc.* ...................................  112,800        965,850
                                                                     ----------
                                                                      3,735,066
                                                                     ----------
 Hospital Management 0.6%
 Coventry Health Care, Inc. ...........................   44,100        799,313
 Quorum Health Group, Inc.* ...........................   18,200        269,588
                                                                     ----------
                                                                      1,068,901
                                                                     ----------
 Medical Supply & Specialty 1.2%
 Cooper Companies, Inc. ...............................   44,104      1,702,260
 Polymedica Corp.* ....................................   17,100        614,531
                                                                     ----------
                                                                      2,316,791
                                                                     ----------
 Communications 0.5%

 Telephone/Communications

 AVT Corp.* ...........................................   77,200        496,975
 Xircom, Inc.* ........................................   16,700        409,150
                                                                     ----------
                                                                        906,125
                                                                     ----------
 Financial 18.7%

 Banks 6.2%
 Banner Corp. .........................................   34,430        569,171
 Bok Financial Corp.* .................................   22,727        504,255
 Dime Community Bancshares ............................   53,100      1,397,194
 Downey Financial Corp. ...............................   26,200      1,194,720


    The accompanying notes are an integral part of the financial statements.

                                                   Shares       Value ($)
--------------------------------------------------------------------------------

 First Citizens BancShares, Inc. "A" ........        1,200      104,400
 First Federal Financial Corp.* .............       80,900    2,520,035
 First Republic Bank* .......................       21,000      700,350
 First Sentinel Bancorp, Inc. ...............       65,800      727,913
 GBC Bancorp ................................       56,000    1,739,500
 MAF Bancorp, Inc. ..........................       50,600    1,413,638
 OceanFirst Financial Corp. .................       16,000      361,000
 PFF Bancorp, Inc. ..........................       19,600      431,200
 Parkvale Financial Corp. ...................          775       18,309
                                                             ----------
                                                             11,681,685
                                                             ----------
 Consumer Finance 0.1%
 Tucker Anthony Sutro Corp. .................       11,500      259,900
                                                             ----------
 Insurance 9.8%
 Delphi Financial Group, Inc. "A"* ..........       32,904    1,226,003
 Farm Family Holdings, Inc.* ................       13,500      586,710
 Fidelity National Financial, Inc. ..........       55,658    1,850,629
 Harleysville Group, Inc. ...................       74,900    1,947,400
 Kansas City Life Insurance Co. .............       10,400      397,638
 LandAmerica Financial Group, Inc. ..........       54,900    2,566,575
 Midland Co. ................................       28,900      899,513
 National Western Life Insurance Co. "A"*....      12,900    1,380,905
 PMA Capital Corp. ..........................       57,400      990,150
 Penn Treaty American Corp.* ................       51,300      969,570
 Philadelphia Consolidated Holding Corp......       27,700      803,300
 RLI Corp. ..................................       37,600    1,701,400
 Selective Insurance Group, Inc. ............       37,500      827,344
 Stewart Information Services Corp. .........       61,600    1,232,616
 Triad Guaranty, Inc.* ......................       38,300    1,096,338
                                                             ----------
                                                             18,476,091
                                                             ----------
 Other Financial Companies 2.4%
 Doral Financial Corp. ......................       25,100      625,931
 ITLA Capital Corp.* ........................          700       13,825
 iShares Russell 2000 Index Fund ............       27,000    2,724,300
 Walter Industries, Inc. ....................      142,100    1,165,220
                                                             ----------
                                                              4,529,276
                                                             ----------
 Real Estate 0.2%
 CB Richard Ellis Services, Inc.* ...........       28,000      418,600
 Grubb & Ellis Co.* .........................          899        5,033
                                                             ----------
                                                                423,633
                                                             ----------

    The accompanying notes are an integral part of the financial statements.

                                            Shares       Value ($)
--------------------------------------------------------------------------------

 Service Industries 3.8%

 EDP Services 0.7%
 Pomeroy Computer Resources, Inc.* .....      69,300   1,217,081
                                                       ---------
 Environmental Services 0.4%
 URS Corp.* ............................      43,200     839,808
                                                       ---------
 Investment 1.2%
 Advest Group, Inc. ....................      56,000   1,767,920
 Southwest Securities Group, Inc. ......      18,217     447,227
                                                       ---------
                                                       2,215,147
                                                       ---------
 Miscellaneous Commercial Services 1.2%
 Answerthink, Inc.* ....................      65,700     507,122
 IT Group, Inc.* .......................      25,700     115,650
 Personnel Group of America, Inc.* .....      69,200     197,220
 Wackenhut Corp. "A"* ..................      28,800     403,200
 Washington Group International, Inc.* .     110,300   1,169,180
                                                       ---------
                                                       2,392,372
                                                       ---------
 Miscellaneous Consumer Services 0.1%
 CDI Corp.* ............................       9,600     154,560
                                                       ---------
 Printing/Publishing 0.2%
 Standard Register Co. .................      24,000     430,800
                                                       ---------

 Durables 7.4%

 Aerospace 3.7%
 Curtiss-Wright Corp. ..................      65,800   3,126,816
 GenCorp, Inc. .........................      71,000     749,050
 Kaman Corp. "A" .......................     108,600   1,751,175
 Sequa Corp. "A"* ......................      27,800   1,288,808
                                                       ---------
                                                       6,915,849
                                                       ---------
 Automobiles 0.7%
 Oshkosh Truck Corp. ...................      21,550     989,953
 Wabash National Corp. .................      34,400     392,160
                                                       ---------
                                                       1,382,113
                                                       ---------
 Construction/Agricultural Equipment 0.4%
 NACCO Industries, Inc. "A" ............       4,800     265,104
 Terex Corp.* ..........................      30,500     553,270
                                                       ---------
                                                         818,374
                                                       ---------
 Leasing Companies 2.2%
 AMERCO* ...............................      20,500     430,500

    The accompanying notes are an integral part of the financial statements.

                                           Shares       Value ($)
--------------------------------------------------------------------------------

 Aaron Rents, Inc. ...................      38,200     642,142
 Dollar Thrifty Automotive Group, Inc.      54,700   1,120,256
 Electro Rent Corp.* .................      38,700     626,456
 McGrath Rentcorp ....................      64,100   1,362,125
                                                     ---------
                                                     4,181,479
                                                     ---------
 Telecommunications Equipment 0.4%
 Com21, Inc.* ........................      41,700     237,169
 MCK Communications, Inc.* ...........      24,100     165,688
 Tollgrade Communications, Inc.* .....       8,800     326,700
                                                     ---------
                                                       729,557
                                                     ---------
 Manufacturing 11.4%

 Chemicals 0.7%
 Arch Chemicals, Inc. ................       6,300     128,583
 Quaker Chemical Corp. ...............         700      11,606
 Stepan Co. ..........................      50,000   1,173,000
                                                     ---------
                                                     1,313,189
                                                     ---------
 Containers & Paper 0.4%
 Alltrista Corp.* ....................      20,500     272,650
 Chesapeake Corp. ....................      22,100     512,278
                                                     ---------
                                                       784,928
                                                     ---------
 Diversified Manufacturing 3.2%
 Barnes Group, Inc. ..................      21,700     401,016
 Griffon Corp.* ......................     171,200   1,155,600
 Myers Industries, Inc. ..............      59,675     849,772
 NCH Corp. ...........................      40,800   1,814,376
 SPS Technologies, Inc.* .............      36,100   1,805,000
                                                     ---------
                                                     6,025,764
                                                     ---------
 Electrical Products 0.5%
 C&D Technologies, Inc. ..............       2,500     138,750
 Nanometrics, Inc.* ..................      25,900     529,331
 SLI, Inc. ...........................      10,000      80,800
 Stoneridge, Inc.* ...................      30,100     217,623
                                                     ---------
                                                       966,504
                                                     ---------
 Hand Tools 0.5%
 L.S. Starrett Corp. .................      43,200     950,400

 Industrial Specialty 1.3%
 Concord Camera Corp.* ...............      39,000     514,313
 Fleetwood Enterprises, Inc. .........      26,100     365,661
 Greif Bros. Corp."A" ................      39,600   1,017,225
 Keithley Instruments, Inc. ..........       4,000     255,400


    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
--------------------------------------------------------------------------------

 Paxar Corp.* .........................      16,700     178,690
 UNOVA, Inc.* .........................      24,200     103,092
                                                      ---------
                                                      2,434,381
                                                      ---------
 Machinery/Components/Controls 3.7%
 Astec Industries, Inc.* ..............      25,600     364,800
 Gardner Denver, Inc.* ................      50,400     877,464
 Intermet Corp. .......................      57,900     199,031
 Mueller Industries, Inc.* ............      29,800     798,640
 Reliance Steel & Aluminum Co. ........      82,350   2,272,860
 Woodward Governor Co. ................      51,000   2,486,250
                                                      ---------
                                                      6,999,045
                                                      ---------
 Office Equipment/Supplies 0.5%
 United Stationers, Inc.* .............      34,500     866,813
                                                      ---------

 Wholesale Distributors 0.6%
 Applied Industrial Technologies, Inc.*      39,125     688,600
 Owens & Minor, Inc. ..................      25,100     360,185
 Watsco, Inc. .........................       3,900      46,215
                                                      ---------
                                                      1,095,000
                                                      ---------
 Technology 6.6%

 Computer Software 1.4%
 Borland Software Corp.* ..............      95,000     914,375
 Keynote Systems, Inc.* ...............      10,600     161,650
 THQ, Inc.* ...........................      34,400     924,500
 Verity, Inc.* ........................      19,600     583,100
                                                      ---------
                                                      2,583,625
                                                      ---------
 Diverse Electronic Products 0.4%
 ESCO Technologies, Inc. ..............      20,000     406,000
 Esterline Technologies Corp.* ........       7,700     190,575
 Simione Central Holdings, Inc. .......         153         684
 Sipex Corp.* .........................      18,800     267,900
                                                      ---------
                                                        865,159
                                                      ---------
 Electronic Components/Distributors 1.5%
 Audiovox Corp. "A"* ..................      50,200     665,150
 Pioneer-Standard Electronics, Inc. ...     131,400   1,839,600
 Rogers Corp.* ........................      10,000     390,000
                                                      ---------
                                                      2,894,750
                                                      ---------

 Electronic Data Processing 0.4%
 Computer Network Technology Corp.* ....     24,300     684,956
                                                      ---------


    The accompanying notes are an integral part of the financial statements.

                                                          Shares     Value ($)
--------------------------------------------------------------------------------
 Office/Plant Automation 0.4%
 CACI International, Inc. "A"* ......................      28,300     707,500
                                                                    ---------

 Precision Instruments 1.1%
 Coherent, Inc.* ....................................       4,600     234,313
 Moog, Inc. "A"* ....................................      39,300   1,188,825
 Photon Dynamics, Inc.* .............................      25,000     689,063
                                                                    ---------
                                                                    2,112,201
                                                                    ---------
 Semiconductors 1.4%
 Alliance Semiconductor Corp.* ......................      62,000     988,125
 Elantec Semiconductor, Inc.* .......................      17,100     809,845
 Exar Corp.* ........................................      10,200     360,188
 Oak Technology, Inc.* ..............................      12,500     101,563
 Pericom Semiconductor Corp.* .......................      14,600     320,288
                                                                    ---------
                                                                    2,580,009
                                                                    ---------
 Energy 2.0%

 Oil & Gas Production 2.0%
 Basin Exploration, Inc.* ...........................      26,200     560,025
 Cabot Oil & Gas Corp. "A" ..........................      19,400     543,588
 Comstock Resources, Inc.* ..........................      40,900     447,855
 Key Production Co., Inc.* ..........................      34,900     684,040
 Patina Oil & Gas Corp. .............................      32,000     640,000
 Penn Virginia Corp. ................................      28,300     849,000
                                                                    ---------
                                                                    3,724,508
                                                                    ---------
 Oil/Gas Transmission 0.0%
 Kaneb Services, Inc.* ..............................       3,400      21,352
                                                                    ---------

 Metals & Minerals 0.7%

 Steel & Metals

 Gibraltar Steel Corp. ..............................      26,000     394,875
 Shiloh Industries, Inc.* ...........................      25,000     121,875
 Steel Dynamics, Inc.* ..............................      70,100     766,719
                                                                    ---------
                                                                    1,283,469
                                                                    ---------
 Construction 12.8%

 Building Materials 3.3%
 Ameron International Corp. .........................      50,900   2,369,395
 Florida Rock Industries, Inc. ......................      32,900   1,308,762
 Pope & Talbot, Inc .................................      33,200     510,948
 Texas Industries, Inc. .............................      33,800     943,020
 Universal Forest Products, Inc. ....................      73,700   1,041,013
                                                                    ---------
                                                                    6,173,138
                                                                    ---------

    The accompanying notes are an integral part of the financial statements.

                                              Shares       Value ($)
--------------------------------------------------------------------------------

 Building Products 2.5%
 Dal-Tile International, Inc.* ........        5,500       81,950
 Emcor Group, Inc.* ...................       26,700      744,930
 Genlyte Group, Inc.* .................          500       12,125
 NCI Building Systems, Inc.* ..........       76,000    1,558,000
 Nortek, Inc.* ........................       54,700    1,534,335
 Pitt-Des Moines, Inc. ................       26,800      850,900
                                                       ----------
                                                        4,782,240
                                                       ----------
 Homebuilding 7.0%
 Crossmann Communities, Inc.* .........       39,000    1,018,875
 D.R. Horton, Inc. ....................       34,008      800,208
 Del Webb Corp.* ......................       48,100    1,489,657
 Hovnanian Enterprises, Inc. "A"*......        1,400       13,580
 Lennar Corp. .........................       36,096    1,328,333
 MDC Holdings, Inc. ...................       53,300    1,838,850
 NVR, Inc.* ...........................       14,300    1,644,500
 Ryland Group, Inc. ...................       36,600    1,686,894
 Schuler Homes, Inc.* .................        2,200       22,000
 Skyline Corp. ........................       41,100      916,941
 Standard Pacific Corp. ...............       62,400    1,756,560
 Toll Brothers, Inc.* .................       19,900      692,520
                                                       ----------
                                                       13,208,918
                                                       ----------
 Transportation 5.3%

 Air Freight 0.2%
 Offshore Logistics, Inc.* ............       18,200      350,350
                                                       ----------

 Airlines 0.8%
 Alaska Air Group, Inc.* ..............       41,100    1,329,174
 Frontier Airlines, Inc.* .............        4,400      145,475
                                                       ----------
                                                        1,474,649
                                                       ----------
 Trucking 4.3%
 American Freightways Corp.* ..........        1,284       38,199
 Arnold Industries, Inc. ..............       30,300      621,150
 ArvinMeritor, Inc. ...................       13,200      196,680
 Consolidated Freightways Corp.* ......       43,400      249,550
 J.B. Hunt Transport Services, Inc.....       39,300      749,156
 Landstar System, Inc.* ...............        3,200      214,400
 Roadway Express, Inc. ................      104,800    2,475,900
 U.S. Xpress Enterprises, Inc. "A"*....       86,900      602,869
 USFreightways Corp. ..................       26,000      962,000
 Yellow Corp.* ........................       83,700    1,977,413
                                                       ----------
                                                        8,087,317
                                                       ----------

    The accompanying notes are an integral part of the financial statements.

                                                                Shares       Value ($)
---------------------------------------------------------------------------------------

 Utilities 5.1%

 Electric Utilities 3.6%
 Anixter International, Inc.* .............................         5,900       165,377
 Cleco Corp. ..............................................        67,300     3,148,967
 El Paso Electric Co.* ....................................        71,700       846,777
 Northwestern Corp. .......................................       111,900     2,500,965
 RGS Energy Group, Inc. ...................................         5,300       167,586
 UniSource Energy Corp. ...................................           800        14,200
                                                                            -----------
                                                                              6,843,872
                                                                            -----------
 Natural Gas Distribution 1.5%
 Energen Corp. ............................................        29,700       868,725
 NUI Corp. ................................................        69,300     1,864,161
                                                                            -----------
                                                                              2,732,886
                                                                            -----------

---------------------------------------------------------------------------------------
Total Common Stocks (Cost $157,098,584)                                     179,906,122
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $165,694,584) (a)                188,502,122
---------------------------------------------------------------------------------------

*    Non-income producing security.

**   Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $165,694,584. At January 31, 2001, net unrealized appreciation for all securities based on tax cost was $22,807,538. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $37,624,903 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $14,817,365.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $165,694,584) .   $ 188,502,122
Cash ....................................................           1,382
Receivable for investments sold .........................       2,891,938
Dividends receivable ....................................          55,216
Receivable for Fund shares sold .........................         228,407
Due from Advisor ........................................         517,611
Other assets ............................................           2,445
                                                            -------------
Total assets ............................................     192,199,121

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased .......................       7,034,069
Payable for Fund shares redeemed ........................         291,284
Accrued reorganization expense ..........................         227,023
Accrued management fee ..................................         111,525
Accrued Trustees' fees and expenses .....................           1,850
Other accrued expenses and payables .....................         139,154
                                                            -------------
Total liabilities .......................................       7,804,905
--------------------------------------------------------------------------------
Net assets, at value                                        $ 184,394,216
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income .....................          13,081
Net unrealized appreciation (depreciation) on investments      22,807,538
Accumulated net realized gain (loss) ....................     (17,546,142)
Paid-in capital .........................................     179,119,739
--------------------------------------------------------------------------------
Net assets, at value                                        $ 184,394,216
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Class AARP

Net Asset Value, offering and redemption price per
   share (a) ($3,640 / 182 outstanding shares of
   beneficial interest, $.01 par value, unlimited           -------------
   number of shares authorized) .........................   $       20.00
                                                            -------------
Class S

Net Asset Value, offering and redemption price per
   share (a) ($184,390,576 / 9,220,762 outstanding
   shares of beneficial interest, $.01 par value,           -------------
   unlimited number of shares authorized) ...............   $       20.00
                                                            -------------

(a) Redemption price per share for shares held less than one year is equal to net asset value less a 1.00% redemption fee.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended January 31, 2001 (Unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Investment Income
--------------------------------------------------------------------------------
Income:
Dividends .....................................................   $    996,508
Interest ......................................................        124,389
                                                                  ------------
Total Income ..................................................      1,120,897
                                                                  ------------
Expenses:
Management fee ................................................        633,101
Administrative fee ............................................        272,526
Services to shareholders ......................................        123,874
Custodian and accounting fees .................................         25,912
Auditing ......................................................          2,619
Legal .........................................................          1,566
Trustees' fees and expenses ...................................          9,240
Reports to shareholders .......................................          4,154
Registration fees .............................................         15,802
Reorganization fees ...........................................        239,740
Other .........................................................         29,919
                                                                  ------------
Total expenses, before expense reductions .....................      1,358,453
Expense reductions ............................................       (374,852)
                                                                  ------------
Total expenses, after expense reductions ......................        983,601
--------------------------------------------------------------------------------
Net investment income (loss)                                           137,296
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................     (2,930,631)
Net unrealized appreciation (depreciation) during the
   period on investments ......................................     34,876,468


--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          31,945,837
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 32,083,133
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                      Six Months
                                                         Ended
                                                      January 31,      Year Ended
                                                         2001            July 31,
Increase (Decrease) in Net Assets                     (Unaudited)          2000
-------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $     137,296    $     243,883
Net realized gain (loss) on investment transactions      (2,930,631)      (8,457,957)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      34,876,468      (33,938,245)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations.................................      32,083,133      (42,152,319)
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................              (9)            --
                                                      -------------    -------------
  Class S .........................................        (259,615)        (257,874)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................      18,641,157       47,191,147
Shares issued in tax-free reorganziation ..........       1,465,385             --
Reinvestment of distributions .....................         244,911          240,308
Cost of shares redeemed ...........................     (28,537,945)    (138,417,091)
Redemption fees ...................................          18,773          116,572
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund ...      (8,167,719)     (90,869,064)
   share transactions
                                                      -------------    -------------
Increase (decrease) in net assets .................      23,655,790     (133,279,257)
Net assets at beginning of period .................     160,738,426      294,017,683
Net assets at end of period
   (including undistributed net investment income     -------------    -------------
   of $13,081 and $135,409, respectively) .........   $ 184,394,216    $ 160,738,426
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP

-------------------------------------------------------------------------------
                                                                      2001(a)
-------------------------------------------------------------------------------
Net asset value, beginning of period                                 $17.34
                                                                     ----------
-------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------
  Net investment income (loss) (b)                                      .02
-------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions   2.66
                                                                     ----------
-------------------------------------------------------------------------------
  Total from investment operations 2.68 Less distributions from:
-------------------------------------------------------------------------------
  Net investment income                                                (.02)
-------------------------------------------------------------------------------
Net asset value, end of period                                       $20.00
                                                                     ----------
-------------------------------------------------------------------------------
Total Return (%)                                                      15.54(c)**
-------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                 .004
-------------------------------------------------------------------------------
Ratio of expenses (%)                                                  1.21*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               .17*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                              37*
-------------------------------------------------------------------------------

(a) For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 31, 2001 (Unaudited).

(b)  Based on monthly average shares outstanding during the period.

(c) Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

*    Annualized

**   Not annualized

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)
-----------------------------------------------------------------------------------------------
                          2001(b)      2000(c)    1999(d)      1998(e) 1997(e)  1996(f)
-----------------------------------------------------------------------------------------------
Net asset value,         $16.58        $19.40     $17.65       $19.58  $13.57    $12.00
beginning of period
                          --------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
-----------------------------------------------------------------------------------------------
  Net investment income     .01           .02        .02          .07     .01       .07
  (loss) (g)
-----------------------------------------------------------------------------------------------
  Net realized and
  unrealized gain (loss)
  on investment
  transactions             3.44         (2.83)      1.90        (1.71)   6.03      1.53
                          ---------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
  Total from investment
  operations               3.45         (2.81)      1.92        (1.64)   6.04      1.60
-----------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------
  Net investment income   (.03)          (.02)      (.05)        (.02)   (.03)     (.05)
-----------------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions    --            --       (.14)        (.30)   (.01)       --
                          --------------------------------------------------------------
-----------------------------------------------------------------------------------------------
  Total distributions      (.03)         (.02)      (.19)        (.32)   (.04)     (.05)
-----------------------------------------------------------------------------------------------
  Redemption fees            --(l)        .01        .02          .03     .01       .02
-----------------------------------------------------------------------------------------------
Net asset value, end
of period                $20.00        $16.58     $19.40       $17.65  $19.58    $13.57
                          --------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total Return (%)          20.81(h)(i)  (14.43)(h)  10.96(h)(i)  (8.45)  44.67(h)  13.54(h)(i)**
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
 Net assets, end of
 period ($ millions)        184           161        294          237     123        41
-----------------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)     1.50(k)*      1.84(j)    1.59*        1.39    1.63      2.61*
-----------------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)     1.19(k)*      1.32(j)    1.32*        1.39    1.50      1.50*
-----------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) (%)           .14*          .12        .11*         .31     .07       .67*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)  37*           29         34*          23      44        34*
-----------------------------------------------------------------------------------------------

(a) On October 2, 2000, existing shares of the Fund were redesignated as Class S.

(b)  For the six months ended January 31, 2001 (Unaudited).

(c)  For the year ended July 31, 2000.

(d) For the eleven months ended July 31, 1999. On September 16, 1998, the Fund changed the fiscal year end from August 31 to July 31.

(e)  For the year ended August 31.

(f) For the period of October 6, 1995 (commencement of operations) to August 31, 1996.

(g)  Based on monthly average shares outstanding during the period.

(h)  Total returns would have been lower had certain expenses not been reduced.

(i) Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(j) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.76% and 1.25%, respectively (see Notes to Financial Statements).

(k) The ratios of operating expenses includes a net reduction in reorganization expenses. The ratios without this net reduction before and after expense reductions were 1.39% and 1.21%, respectively (see Notes to Financial Statements).

(l)  Less than $.005 per share.

*    Annualized  **   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. After October 30, 2000, Class AARP shares will not be available to new investors. In addition, after December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $2,744,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2007 ($135,000) and July 31, 2008 ($2,609,000), the respective expiration dates, or whichever occurs first. In addition, the Fund inherited approximately $34,000 of capital losses from its merger (Note G) with Scudder Tax Managed Small Company Fund which can be used to offset gains in future years until July 31, 2007, the expiration date, subject to certain limitations imposed by Sections 381-384 of the Internal Revenue Code.

From November 1, 1999 through July 31, 2000, the Fund incurred approximately $11,871,000 of net realized capital losses. In addition, the Fund inherited approximately $20,000 of net realized capital losses from its merger (Note G) with Scudder Tax Managed Small Company Fund. As permitted by tax regulations, the Fund elects to defer these losses and treat them as arising in the fiscal year ending July 31, 2001.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the six months ended January 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $30,347,028 and $41,669,827, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund entered into an Administrative Agreement. This agreement was effective August 28, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ZSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, from August 1, 2000 to August 27, 2000, the

Advisor maintained the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Certain expenses, such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation. For the six months ended January 31, 2001, the Advisor did not impose a portion of its management fee which amounted to $148,009, and the amount imposed amounted to $485,092, which was equivalent to an annualized effective rate of 0.57% of the Fund's average daily net assets.

Administrative Fee. Effective August 28, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.45% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period August 28, 2000 through January 31, 2001, the Administrative Agreement expense charged to the Fund amounted to $328,782, of which $66,858 is unpaid at January 31, 2001. In addition, a one-time reduction of certain costs incurred in connection with the reorganization amounting to $56,256 on Class S is included in the Administrative fee on the Statement of Operations.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to August 28, 2000, the amount charged to the Fund by SSC aggregated $36,202, all of which is paid.

Scudder Trust Company ("STC"), a subsidiary of the Advisor, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to August 28, 2000, the amount charged to the Fund by STC aggregated $80,576, all of which is paid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to August 28, 2000, the amount charged to the Fund by SFAC aggregated $7,057, all of which is paid.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Advisor, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to August 28, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $1,486.

Effective August 28, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended January 31, 2001, Trustees' fees and expenses aggregated $9,240.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from ZSI, but does not recommend specific mutual funds. Effective October 2, 2000, the Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows:
0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2001, the Fund's custodian fees were reduced by $783. Prior to August 28, 2000, transfer agent fees were reduced by $641. Effective August 28, 2000, transfer agent credits will no longer be used to reduce Fund expenses. E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

On November 13, 2000, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Kemper Small Cap Value Fund, pursuant to which Kemper Small Cap Value Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Kemper Small Cap Value Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

As a result of the Reorganization, each shareholder of the Scudder Small Company Value Fund will become a shareholder of the Kemper Small Cap Value Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Kemper Small Cap Value Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other approvals. Zurich Scudder has agreed to bear $225,419 of reorganization costs.

G. Acquisition of Assets

On August 25, 2000, the Fund acquired all the net assets of Scudder Tax Managed Small Company Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 84,363 shares of the Fund for 107,215 shares of Scudder Tax Managed Small Company Fund outstanding on August 25, 2000. Scudder Tax Managed Small Company Fund's net assets at that date ($1,465,385), including $294,387 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $165,751,739. The combined net assets of the Fund immediately following the acquisition were $167,217,124.

H. Share Transactions

The following tables summarize share and dollar activity in the Fund:

                           Six Months Ended                     Year Ended
                           January 31, 2001                   July 31, 2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ........          398   $        6,872               --   $           --
Class S** ..........    1,015,139       18,634,285        2,794,707       47,191,147
                                    --------------                    ---------------
                                    $   18,641,157                    $   47,191,147
                                    --------------                    ---------------

Shares issued in tax-free reorganization
-------------------------------------------------------------------------------------
Class S** ..........       84,363   $    1,465,385               --   $           --

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ........            1   $            9               --   $           --
Class S** ..........       13,382          244,902           14,381          240,308
                                    --------------                    ---------------
                                    $      244,911                    $      240,308
                                    --------------                    ---------------

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ........        (217)   $      (4,088)               --   $           --
Class S** ..........  (1,587,372)     (28,533,857)      (8,272,326)    (138,417,091)
                                    --------------                    ---------------
                                    $ (28,537,945)                    $(138,417,091)
                                    --------------                    ---------------

Redemption Fees
-------------------------------------------------------------------------------------
Class AARP* ........           --   $           --               --   $           --
Class S** ..........           --           18,773               --          116,572
                                    --------------                    ---------------
                                    $       18,773                    $      116,572
                                    --------------                    ---------------

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ........          182   $        2,793               --   $           --
Class S** ..........    (474,488)      (8,170,512)      (5,463,238)     (90,869,064)
                                    --------------                    ---------------
                                    $  (8,167,719)                    $ (90,869,064)
                                    --------------                    ---------------

* For the period from October 2, 2000 (commencement of sales of Class AARP) to January 31, 2001.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*                      James M. Eysenbach*
   o  President and Trustee                o  Vice President

 Henry P. Becton, Jr.                    James E. Fenger*
   o  Trustee; President, WGBH             o  Vice President
      Educational Foundation
                                         William F. Glavin*
 Dawn-Marie Driscoll                       o  Vice President
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,      Sewall F. Hodges*
      Center for Business Ethics,          o  Vice President
      Bentley College
                                         Robert L. Horton*
 Edgar R. Fiedler                          o  Vice President
   o  Trustee; Senior Fellow and
      Economic Counsellor, The           James E. Masur*
      Conference Board, Inc.               o  Vice President

 Keith R. Fox                            Howard S. Schneider*
   o  Trustee; General Partner,            o  Vice President
      The Exeter Group of Funds
                                         Blair J. Treisman*
 Joan E. Spero                             o  Vice President
   o  Trustee; President, The Doris
      Duke Charitable Foundation         John Millette*
                                           o  Vice President and Secretary
 Jean Gleason Stromberg
   o  Trustee; Consultant                Kathryn L. Quirk*
                                           o  Vice President and Assistant Secretary
 Jean C. Tempel
   o  Trustee; Managing Director,        John R. Hebble*
      First Light Capital, LLC             o  Treasurer

 Steven Zaleznick                        Brenda Lyons*
   o Trustee; President and                o  Assistant Treasurer
     Chief Executive Officer,
     AARP Services, Inc.                 Caroline Pearson*
                                           o  Assistant Secretary
 Thomas V. Bruns*
   o  Vice President                     *Zurich Scudder Investments, Inc.

 Peter Chin*
   o  Vice President

 J. Brooks Dougherty*
   o  Vice President


Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Bond Fund                Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       40

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments